PZENA FOCUSED VALUE FUND
                  a series of Professionally Managed Portfolios


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           Supplement and Shareholder Notice dated September 19, 2002 to Prospectus dated August 28, 2002

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On  September  19,  2002,  the  Board  of  Trustees  of  Professionally  Managed
Portfolios (the "Trust") unanimously approved the proposed reorganization of Pzena Focused Value Fund (the "Fund"), a series of the Trust, into John Hancock Classic Value Fund (the "John Hancock Fund"), a newly organized fund within the John Hancock Capital Series. Pursuant to the reorganization, the Fund would transfer all of its assets to the John Hancock Fund in exchange for Class A shares of the John Hancock Fund and the assumption by the John Hancock Fund certain liabilities. The John Hancock Fund will not commence investment operations until the closing of the reorganization. As of the close of the reorganization, it is expected that shareholders of the Fund will hold the same number of shares of the John Hancock Fund as they held in the Fund immediately before the reorganization and that the aggregate net asset value of such shares as of the reorganization date will not be affected by the reorganization. Shareholders will not be subject to any sales charges as a result of the reorganization and should not experience any adverse tax consequences.

Pzena Investment Management, LLC, the investment adviser to the Fund, will be the sub-adviser to the John Hancock Fund and be responsible for day-to-day management of the John Hancock Fund's assets. John Hancock Advisers, LLC will be the John Hancock Fund's investment adviser.

Completion of the reorganization is subject to a number of conditions, including approval by the Fund's shareholders. The Trustees have established September 30, 2002 as the record date for the special shareholders meeting to consider the reorganization. A proxy statement/prospectus describing in greater detail the proposed reorganization of the Fund and seeking shareholder approval of the reorganization at a special shareholder meeting will be sent to Fund shareholders of record on that date. Shareholders should read the proxy statement/prospectus carefully before determining whether to approve the reorganization. The reorganization is expected to close in November 2002.



          Please retain this with your Prospectus for future reference.